UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2006

HORIZON LINES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Compensation Committee (the “Committee”) of the Board of Directors of Horizon Lines, Inc. (the “Company”) approved the increase of the base salary of M. Mark Urbania, Senior Vice President, Chief Financial Officer and Assistant Secretary of the Company, to $350,000 per annum, effective August 1, 2006. In addition, the Committee has determined that Mr. Urbania’s annual 2006 discretionary bonus shall be set at 70% of his annual base salary under, and in accordance with the terms of, the cash incentive plan (the “Plan”) of Horizon Lines, LLC (“Horizon Lines”), which is the Company’s principal operating subsidiary.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2006, the Company (i) held a conference call to discuss financial results for the quarter ended June 25, 2006, and (ii) issued a press release and made available its Second Quarter 2006 Earnings Release. A copy of the transcript of the conference call is attached as Exhibit 99.1 hereto, a copy of the press release is attached as Exhibit 99.2 hereto, and a copy of the Second Quarter 2006 Earnings Release is attached as Exhibit 99.3 hereto, and each is incorporated herein by reference. The press release and the Second Quarter 2006 Earnings Release are available on the Company’s website, www.horizonlines.com.

ITEM 7.01 REGULATION FD DISCLOSURE

The disclosure contained in Item 2.02 is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

On August 2, 2006, the Company issued a press release announcing that the Board of Directors of the Company has voted to declare a cash dividend on its outstanding shares of common stock of $0.11 per share, payable on September 15, 2006 to all stockholders of record as of the close of business on September 1, 2006. A copy of this press release is attached as Exhibit 99.4 hereto.

SAFE HARBOR STATEMENT

The discussion of our results of operations and financial condition contained in this Current Report on Form 8-K should be read in conjunction with our financial statements and notes thereto included in our filings made with the Securities and Exchange Commission (the “SEC”). This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risks and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

Factors that may cause actual results to differ from expected results include: our substantial debt; restrictive covenants under our debt; decreases in shipping volumes; our failure to renew our commercial agreements with A.P. Moller-Maersk Group; rising fuel prices; labor interruptions or strikes; job-related claims; liability under multiemployer pension plans; compliance with safety and environmental protection and other governmental requirements; new statutory and regulatory directives in the United States addressing homeland security concerns; the successful start-up of any Jones Act competitor; delayed delivery or non-delivery of our new vessels; increased inspection procedures and tight import and export controls; restrictions on foreign

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ownership of our vessels; repeal or substantial amendment of the Jones Act; escalation of insurance costs; catastrophic losses and other liabilities; the arrest of our vessels by maritime claimants; severe weather and natural disasters; our inability to exercise our purchase options for our chartered vessels; the aging of our vessels; unexpected substantial drydocking costs for our vessels; the loss of our key management personnel; actions by our significant stockholder; and legal or other proceedings to which we are or may become subject.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Current Report on Form 8-K might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

See the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 25, 2005 as filed with the SEC or in our prospectus filed with the SEC pursuant to Rule 424(b)(4) on June 13, 2006 for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This Current Report on Form 8-K includes the financial measures EBITDA, adjusted EBITDA, adjusted operating income, and adjusted net income which are non-GAAP financial measures. EBITDA is defined as net income plus interest expense, net, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude unusual items and certain other adjustments. Adjusted operating income is defined as operating income adjusted to exclude unusual items. Adjusted net income is defined as net income adjusted to exclude unusual items. We acknowledge that there are limitations when using EBITDA, adjusted EBITDA, adjusted operating income or adjusted net income. EBITDA, adjusted EBITDA, adjusted operating income and adjusted net income are not recognized terms under GAAP and do not purport to be alternatives to operating income as a measure of operating performance, to net income as a measure of earnings or to cash flows from operating activities as a measure of liquidity. Additionally, EBITDA, adjusted EBITDA, adjusted operating income and adjusted net income are not intended to be measures of free cash flow for management’s discretionary use, as they do not consider certain cash requirements such as tax payments and debt service requirements. Because all companies do not use identical calculations, these presentations of EBITDA, adjusted EBITDA, adjusted operating income, and adjusted net income may not be comparable to other similarly titled measures of other companies.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Transcript of conference call held on July 28, 2006.

99.2	Press release dated July 28, 2006.

99.3	Second Quarter 2006 Earnings Release.

99.4	Press release dated August 2, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: August 2, 2006	By:	/s/ M. Mark Urbania
M. Mark Urbania
Senior Vice President, Chief Financial Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of conference call held on July 28, 2006.

99.2	Press release dated July 28, 2006.

99.3	Second Quarter 2006 Earnings Release.

99.4	Press release dated August 2, 2006.